Effect of the Great East Japan Earthquake (Effect of Cost and Expense) (Details) In Thousands	12 Months Ended
	Mar. 31, 2011 USD ($)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2011 Selling, General and Administrative Expenses [Member] USD ($)	Mar. 31, 2011 Selling, General and Administrative Expenses [Member] JPY (¥)	Mar. 31, 2011 Cost of Sales [Member] USD ($)	Mar. 31, 2011 Cost of Sales [Member] JPY (¥)
Bad debt expense for trade receivables and finance receivables	$ 41,374	¥ 3,434,000	$ 41,374	¥ 3,434,000
Losses due to write-downs of damaged inventories and property, plant and equipment	14,120	1,172,000	2,012	167,000	12,108	1,005,000
Other	4,482	372,000	4,337	360,000	145	12,000
Total	$ 59,976	¥ 4,978,000	$ 47,723	¥ 3,961,000	$ 12,253	¥ 1,017,000